                           LIMITED POWER OF ATTORNEY

   Know all by these presents, that the undersigned hereby constitutes and appoints each of JOHN J. KELLEY III, LISA M. STOCKARD and MARY C. COOPER, acting singly, as the Undersigned's true and lawful attorney-in-fact to:

    1.  Prepare, execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Equifax Inc.
        (the "Company"), and submit to the United States Securities and Exchange
        Commission ("SEC"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition or disposition of securities of the Company; and

    2.  Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
        Form 3, 4 or 5 or any other form or report, including any amendment or amendments thereto, and timely file such form with the SEC and any stock exchange or similar authority.

   The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform such acts and things requisite, necessary or proper to be done in the exercise of any of the limited rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

   This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of November, 2017.

                                        /s/ Scott A. McGregor
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                                        Signature

                                        Scott A. McGregor
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